UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2010

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 28, 2006, Alexander & Baldwin, Inc. ( “A&B”), entered into a Credit Agreement (the “A&B Agreement”) with First Hawaiian Bank, Bank of America, N.A., Wells Fargo Bank, National Association, BNP Paribas, American Savings Bank, F.S.B., and Bank of Hawaii (collectively, the “Lenders”), for a $225 million revolving credit facility. Concurrently, Matson Navigation Company, Inc. (“Matson”), a wholly-owned subsidiary of A&B, entered into a Credit Agreement (the “Matson Agreement”) with the Lenders for a $100 million revolving credit facility that is linked to the A&B Agreement. The Matson Agreement expires on December 28, 2011.

On December 20, 2010, Matson and the Lenders entered into an amendment (the “Matson Amendment”) to the Matson Agreement that extends the maturity date of the Matson Agreement to December 28, 2012. Through December 28, 2011, all terms and conditions of the Matson Agreement remain unchanged. After December 28, 2011, facility fees and letter of credit fees will be computed using rates tied to a sliding scale, which range from 0.15% to 0.30% for facility fees and 1.25% to 2.00% for letter of credit fees, based on Matson’s credit rating. Interest rates on draws under the Matson Amendment are also tied to a sliding scale of rates based on Matson’s credit rating, plus London Interbank Offered Rate (“LIBOR”) for the applicable borrowing period.  Subsequent to December 28, 2011, these rates range from 1.25% to 2.00% plus LIBOR. Alternatively, Matson may select an interest rate based on a “base rate option,” as defined in the Matson Agreement.

Through December 28, 2011, amounts drawn under the Matson Agreement will bear interest at 0.275% plus LIBOR, provided that Matson maintains an S&P/Moody’s rating of BBB+/Baa1 or better. After December 28, 2011, amounts drawn would bear interest at 1.50% plus LIBOR, provided that Matson maintains an S&P/Moody’s rating of BBB+/Baa1 or better.

The foregoing description of the Matson Agreement is qualified in its entirety by the terms of the Matson Agreement and the Matson Amendment, which is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1
Amendment to the Credit Agreement, dated December 20, 2010, between Matson Navigation Company, Inc. and First Hawaiian Bank, Bank of America, N.A., Wells Fargo Bank, National Association, BNP Paribas, American Savings Bank, F.S.B., and Bank of Hawaii.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2010

ALEXANDER & BALDWIN, INC.

/s/ Christopher J. Benjamin
Christopher J. Benjamin
Senior Vice President,
Chief Financial Officer and Treasurer